UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 12, 2019 (April 11, 2019)
Adobe Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-15175	77-0019522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue
San Jose, California 95110-2704
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      □
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  □

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)          2019 Equity Incentive Plan

On April 11, 2019, at the Annual Meeting of the Company, the Company’s stockholders approved the Adobe Inc. 2019 Equity Incentive Plan (the “2019 Plan”), as described in our Proxy Statement, to replace the Adobe Systems Incorporated 2003 Equity Incentive Plan, as amended. The 2019 Plan previously had been approved, subject to stockholder approval, by the Executive Compensation Committee of the Board.

A summary of the 2019 Plan is set forth in our Proxy Statement. That summary and the foregoing description of the 2019 Plan are qualified in their entirety by reference to the text of the 2019 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, held on April 11, 2019, the Company’s stockholders approved proposals one through four listed below and did not approve proposal five, a stockholder proposal regarding a median gender pay report. The final results for the votes regarding each proposal are set forth in the following tables. Each of these proposals is described in detail in the Company’s Proxy Statement.

1.  Elect eleven members of the Board of Directors, each to serve for a one-year term:

	Votes	Votes		Broker
Name	For	Against	Abstentions	Non-Votes
Amy Banse	387,920,675	2,217,526	488,837	47,226,117
Frank Calderoni	298,358,695	91,758,888	509,455	47,226,117
James Daley	367,397,537	17,006,119	6,223,382	47,226,117
Laura Desmond	389,521,492	704,529	4,011,017	47,226,117
Charles Geschke	385,854,441	4,387,560	385,037	47,226,117
Shantanu Narayen	373,172,310	15,216,203	2,238,525	47,226,117
Kathleen Oberg	389,883,374	341,493	402,171	47,226,117
Dheeraj Pandey	388,360,778	1,846,037	420,223	47,226,117
David Ricks	350,894,766	39,216,319	515,953	47,226,117
Daniel Rosensweig	388,052,105	2,163,210	411,723	47,226,117
John Warnock	385,839,440	4,417,326	370,272	47,226,117

2.  Approve a new 2019 Equity Incentive Plan to replace our 2003 Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
361,720,920	28,466,459	439,659	47,226,117

3.  Ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending on November 29, 2019.

Votes For	Votes Against	Abstentions	Broker Non-Votes
424,399,922	12,925,780	527,453	—

4.  Approve, on an advisory basis, the compensation of our named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
365,644,901	24,243,840	738,297	47,226,117

5. Consider and vote upon a stockholder proposal regarding a median gender pay report.

Votes For	Votes Against	Abstentions	Broker Non-Votes
125,585,458	251,533,314	13,508,266	47,226,117

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits

Incorporated by Reference**
Exhibit Number	Exhibit Description	Form	Filing Date	Exhibit Number	SEC File No.	Filed Herewith

10.1	2019 Equity Incentive Plan					X

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE INC.

Date: April 12, 2019	By:	/s/ Dana Rao
Dana Rao
Executive Vice President, General Counsel & Corporate Secretary

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